UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BAYCOM CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Shareholders of BayCom Corp will be held on June 18, 2024, at 2:30 p.m. PDT

PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K, AND PROXY CARD ARE AVAILABLE AT:

https://annualgeneralmeetings.com/bcml2024

The Annual Meeting of Shareholders of BayCom Corp, to be held on June 18, 2024 at 2:30 p.m. PDT, has been called to consider and act upon the following matters:

1.	Election of Directors, each for a term of one year

Nominees:

01.	James S. Camp
02.	Harpreet S. Chaudhary
03.	Keary L. Colwell
04.	George J. Guarini
05.	Lloyd W. Kendall, Jr.
06.	Janet L. King
07.	Robert G. Laverne, M.D.
08.	Syvia Magid
2.	An advisory (non-binding) vote on executive compensation.
3.	An advisory (non-binding) vote as to whether future advisory votes on executive compensation should be held every one year, every two years or every three years.
4.	Approval of the BayCom Corp 2024 Omnibus Incentive Plan.
5.	Ratification of the appointment of Moss Adams LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.

Our Board of Directors recommends a vote “FOR” the election of all director nominees named herein, “FOR” the advisory vote on executive compensation, for every “3 YEARS” on the advisory vote as to the frequency of future advisory votes on executive compensation, “FOR” the approval of the BayCom Corp 2024 Omnibus Incentive Plan, and “FOR” the ratification of the appointment of Moss Adams LLP.

The Proxy Statement, Annual Report on Form 10-K, and proxy card are available to you on-line at https:// annualgeneralmeetings.com/bcml2024 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote online, by mail or in person at the Annual Meeting following the instructions in the Proxy Statement. If you wish to vote online, you will need your “Shareholder Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card.

Control Number:

Important Notice Regarding the Availability

of Proxy Materials for the Shareholder Meeting

To Be Held on June 18, 2024:

(1)

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

(2)	The Proxy Statement, Annual Report on Form 10-K and proxy card are available at https://annualgeneralmeetings.com/bcml2024.

(3)If you want to receive a paper or e-mail copy of these documents for this Annual Meeting and future annual shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 4, 2024 to facilitate timely delivery.

To request a paper or email copy of these documents, either:

Call our toll-free number – 1-800-785-7782; or

Visit our website at https://annualgeneralmeetings.com/bcml2024; or

Send us an email at cs@pacificstocktransfer.com

Please clearly identify the documents you are requesting, our Company name, and your name along with the Shareholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed or emailed, as applicable.

Control Number: